News Release FOR IMMEDIATE RELEASE Media Information Contact: Investor Relations Contacts: Kim Doran Chuck Coppa, CFO Quixote Group American Power Group Corporation 336-413-1872 781-224-2411 kdoran@quixotegroup.com ccoppa@americanpowergroupinc.com Mike Porter Porter, LeVay, & Rose, Inc. 212-564-4700 mike@plrinvest.com American Power Group Expands “Fueled By Flare™” Initiative With Strategic License Agreement -Capturing Flared Gas From Remote and Stranded Well Sites Is A Growing Regulatory Necessity- -Acquired Proven Mobile Natural Gas Liquids (“NGL”) Technology Operating In The Bakken Region of North Dakota- -Opportunity To Be First Company In The Bakken to Produce Premium Quality Natural Gas For Vehicular Use- -Expanded Strategic Focus Of Providing Integrated Alternative Energy Solutions With Known Regulatory Compliance- Lynnfield, MA – August 13, 2015 – American Power Group Corporation (OTCQB: APGI) announced that its subsidiary, American Power Group, Inc. (“APG”) has signed a license agreement with Trident Resources, LLC (“Trident”) for the exclusive worldwide right to commercialize Trident’s proprietary Natural Gas Liquid (“NGL”) process technology. In addition, APG purchased substantially all of Trident’s operating assets including two existing mobile NGL operating systems currently servicing remote or stranded well-sites for one of the top five E&P companies in the Bakken region. APG has also secured a verbal commitment for $3.25 million of additional project lease financing from several existing shareholders and investors affiliated with members of our Board of Directors to immediately build two additional NGL operating systems. These next generation NGL systems will include the first NGL system with the capability to convert the unconventional Bakken flared gas into a premium quality natural gas for all local APG dual fuel stationary and vehicular applications. The Trident NGL equipment acquisition is forecast to be incrementally accretive in revenue and profitability and positions APG to take a vertical step in providing integrated alternative energy solutions with significant regulatory reductions in diesel and flared gas related emissions. Details of this transaction will be set forth in a Current Report on Form 8-K which will be filed with the Securities and Exchange Commission within the next several days. What is the NGL market and where does Trident’s NGL process technology fit in ? When oil is extracted from shale, a mixture of hydrocarbon gases (methane, ethane, propane, butane, pentane and other heavy gases) reach the surface at each well site. These gases are either gathered in low-pressure pipelines for downstream NGL and methane extraction by large mid-stream processing companies or flared into the atmosphere when the gas-gathering infrastructure is too far away (remote well sites) or the pipeline is insufficient to accommodate the volumes of associated gas (stranded well sites). These remote and stranded well sites are under increasing regulatory requirements to either capture and liquefy the flared gas into NGL or significantly reduce oil output. Currently, most mobile NGL processor technology can only capture 70% to 75% of the total flare to liquefy for sale and continue to flare the ethane and methane which remain below regulatory limits. In the Bakken, there are over 2,500 well sites classified as remote or stranded. In North America, there are thousands more well sites that have similar classification where pipeline access will never be logistically or economically feasible. An average remote or stranded well site producing one to two million cubic feet of flared gas per day has the capacity to produce several million gallons of NGL and over a million equivalent diesel gallons of natural gas on an annual basis making this a multi-billion dollar regulatory-driven market. Trident has developed and exclusively licensed to APG their standard NGL processing configuration as well as their latest proprietary NGL compression/refrigeration process to meet the highest Bakken regulatory capture rate of 90%. More importantly, the new NGL process will be able to produce a premium quality natural gas capable of being used for both

American Power Group Corporation Press Release August 13, 2015 Page 2 stationary and vehicular APG dual fuel applications. The Trident modular NGL system is constructed on mobile skids and trailers for scalability and ease of transfer from site to site to optimize E&P flare capture rates. APG has created a Trident NGL Services Division that will launch in the Bakken region with expectations of expanding our Flare to Fuel™ capabilities to other oil and gas fields in North America and, eventually, other regions of the world. The marketing and operations of the NGL Services Division will be integrated into the current APG organization for maximized continuity. APG is forecasting this new NGL Services Division will generate between $5 to $10 million of revenue in its first year of operation based on the targeted number of systems to be deployed during this initial phase. We anticipate multiple new customer site locations, once the first phase is fully operational. Lyle Jensen, CEO of American Power Group stated, “The Bakken region of North Dakota is an area facing significant penalties and restrictions through the year 2020 associated with the flaring of their well head gas. We are very comfortable moving into this new vertically integrated space given the fact that approximately 85% of APG’s North American dual fuel oil rig conversions are currently operating on conditioned well head gas. The challenge in the Bakken region is efficiently processing their high BTU flare gas which is where Trident’s licensed technology is expected to differentiate APG from other NGL processors. NGL can be sold to a variety of end markets for heating, emulsifiers, or as a combined liquid called Y Grade that is sold to refiners. These next generation NGL systems will include the first NGL system that will have the capability to convert the high BTU flared gas into a premium quality natural gas for APG vehicular and stationary dual fuel engine conversions as well as any of the dedicated natural gas engines in the region. Our strategy is to continue to sell the NGL into Trident’s end markets discussed and begin to leverage the premium natural gas into vertically integrated locally sourced fuel.” Mr. Jensen added, “We see a very large addressable market in the thousands of heavy-duty trucks supporting the oil and gas production industry. The ability to use conditioned wellhead/flared gas to safely dual fuel these trucks can provide an operator with a competitive economic advantage as well as help address a significant challenge for the E&P companies who have to significantly reduce the flaring of their wellhead gas before 2020. APG intends to be the first to bring our many oil and gas customers an integrated alternative fuel solution that delivers favorable regulatory, environmental, and economic results to their business. APG is at the forefront of providing technical and practical solutions to meet the ever increasing regulatory demands of reducing diesel-related emissions with our Turbocharged Natural Gas® Dual Fuel Technology and now reducing flare-gas emissions with our Trident NGL Flare To Fuel™ Technology.” About American Power Group Corporation American Power Group’s alternative energy subsidiary, American Power Group, Inc., provides a cost-effective patented Turbocharged Natural Gas® conversion technology for vehicular, stationary and off-road mobile diesel engines. American Power Group's dual fuel technology is a unique non-invasive energy enhancement system that converts existing diesel engines into more efficient and environmentally friendly engines that have the flexibility to run on: (1) diesel fuel and liquefied natural gas; (2) diesel fuel and compressed natural gas; (3) diesel fuel and pipeline or well-head gas; and (4) diesel fuel and bio-methane, with the flexibility to return to 100% diesel fuel operation at any time. The proprietary technology seamlessly displaces up to 75% of the normal diesel fuel consumption with the average displacement ranging from 40% to 65%. The energized fuel balance is maintained with a proprietary read-only electronic controller system ensuring the engines operate at original equipment manufacturers’ specified temperatures and pressures. Installation on a wide variety of engine models and end-market applications require no engine modifications unlike the more expensive invasive fuel- injected systems in the market. See additional information at: www.americanpowergroupinc.com. Caution Regarding Forward-Looking Statements and Opinions With the exception of the historical information contained in this release, the matters described herein contain forward- looking statements and opinions, including, but not limited to, statements relating to new markets, development and introduction of new products, and financial and operating projections. These forward-looking statements and opinions are neither promises nor guarantees, but involve risk and uncertainties that may individually or mutually impact the matters herein, and cause actual results, events and performance to differ materially from such forward-looking statements and opinions. These risk factors include, but are not limited to, the fact that, if the conversion conditions are not satisfied, the Subordinated Contingent Convertible Promissory Notes will not automatically convert into equity securities and we may be required to repay the principal and interest thereon, our dual fuel conversion business has lost money in the last six consecutive fiscal years, the risk that we may require additional financing to grow our business, the fact that we rely on third parties to manufacture, distribute and install our products, we may encounter difficulties or delays in developing or introducing new products and keeping them on the market, we may encounter lack of product demand and market

American Power Group Corporation Press Release August 13, 2015 Page 3 acceptance for current and future products, we may encounter adverse events economic conditions, we operate in a competitive market and may experience pricing and other competitive pressures, we are dependent on governmental regulations with respect to emissions, including whether EPA approval will be obtained for future products and additional applications, the risk that we may not be able to protect our intellectual property rights, factors affecting the Company's future income and resulting ability to utilize its NOLs, the fact that our stock is thinly traded and our stock price may be volatile, the fact that we have preferred stock outstanding with substantial preferences over our common stock, the fact that the conversion of the preferred stock and the exercise of stock options and warrants will cause dilution to our shareholders, the fact that we incur substantial costs to operate as a public reporting company and other factors that are detailed from time to time in the Company's SEC reports, including the report on Form 10-K for the year ended September 30, 2014 and the Company's quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements and opinions, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements and opinions that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.